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                                                                    EXHIBIT 10.4
                            ASSIGNMENT AND ACCEPTANCE

                              Dated August 24, 1994

     Reference is made to the Credit Agreement dated as of August 11, 1994 (the "CREDIT AGREEMENT") among the Acme Group, the Lenders (as defined in the Credit Agreement) and Harris Trust and Savings Bank, as Agent for the Lenders (the "AGENT"). Terms defined in the Credit Agreement are used herein with the same meaning.

     Harris Trust and Savings Bank (the "ASSIGNOR") and National City Bank (the "ASSIGNEE ") agree as follows:

     1 . The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, a 37.5% interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below), including, without limitation, such percentage interest in the Assignor's Commitment as in effect on the Effective Date and the Revolving Loans, if any, owing to the Assignor on the Effective Date and the Assignor's Percentage of any outstanding L/C Obligations, if any.

     2.   The Assignor (i) represents and warrants that as of the date hereof
(A) its Commitment is $40,000,000, (B) the aggregate outstanding principal amount of Revolving Loans made by it under the Credit Agreement that have not been repaid is $0 and a description of the interest rates and interest periods for such Revolving Loans is attached as Schedule 1 hereto, and (C) the aggregate principal amount of Assignor's outstanding uc Obligations is $O; (ii) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, lien, or encumbrance of any kind; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower, the Company, or any Guarantor or the performance or observance by any Borrower, the Company, or any Guarantor of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

     3. The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered to the Lenders pursuant to in Sections 7.5(a)(i) and (ii) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
(ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking

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or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such action as Agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (v) specifies as its lending offices (and address for notices) the offices set forth beneath its name on the signature pages hereof.

     4. It is understood that commitment and/or Letter of Credit fees accrued to the date hereof with respect to the interest assigned hereby are for the account of the Assignor and such fees accruing from and including the date hereof are for the account of the Assignee. Each of the Assignor and the Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

     5. The effective date for this Assignment and Acceptance shall be August 24, 1994 (THE "EFFECTIVE DATE"). Following the execution of this Assignment and Acceptance, it will be delivered to the Company for its acceptance and to the Agent for acceptance and recording by the Agent.

     6. Upon such acceptance and recording, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

     7. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

     8. In accordance with Section 12.18 of the Credit Agreement, the Assignor and the Assignee request and direct that the Agent prepare and cause the Borrowers to execute and deliver to the Assignee a Revolving Credit Note payable to the Assignee in the amount of its Commitment and a new Revolving Credit Note to the Assignor in the amount of its Commitment after giving effect to the assignment hereunder.

                                             -2-

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     9.   This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Illinois.

                                        HARRIS TRUST AND SAVINGS BANK

                                        By: /s/ Susan D. Olt
                                           --------------------------------
                                        Title: Vice President

                                        NATIONAL CITY BANK

                                        By:
                                           --------------------------------
                                        Title:

                                        Lending Office (and address for
                                        notices):

                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------

                                        LIBOR Funding Office:

                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------


Accepted and consented this
24th day of August, 1994

ACME METALS INCORPORATED

By:
   --------------------------------
Title:

Accepted and consented to by the Agent this 24th day of August, 1994

HARRIS TRUST AND SAVINGS BANK

By /s/ Kristen E. Seyfarth
  ---------------------------------
Title: Asst Vice President

                                       -3-
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     9.   This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Illinois.

                                        HARRIS TRUST AND SAVINGS BANK

                                        By:
                                           --------------------------------
                                        Title: Vice President

                                        NATIONAL CITY BANK

                                        By: /s/ Frank F. Pagura, Jr.
                                           --------------------------------
                                        Title: Account Officer

                                        Lending Office (and address for
                                        notices):
                                                 1900 E. 9th Street
                                        -----------------------------------
                                                 Cleveland, OH  44114-3484
                                        -----------------------------------

                                        -----------------------------------

                                        LIBOR Funding Office:
                                                 1900 E. 9th Street
                                        -----------------------------------
                                                 Cleveland, OH  44114-3484
                                        -----------------------------------

                                        -----------------------------------


Accepted and consented this
24th day of August, 1994

ACME METALS INCORPORATED

By:
   --------------------------------
Title:

Accepted and consented to by the Agent this 24th day of August, 1994

HARRIS TRUST AND SAVINGS BANK

By
  ---------------------------------
Title: Vice President

                                       -3-
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     9.   This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Illinois.

                                        HARRIS TRUST AND SAVINGS BANK

                                        By:
                                           --------------------------------
                                        Title: Vice President

                                        NATIONAL CITY BANK

                                        By:
                                           --------------------------------
                                        Title:

                                        Lending Office (and address for
                                        notices):

                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------

                                        LIBOR Funding Office:

                                        -----------------------------------

                                        -----------------------------------

                                        -----------------------------------


Accepted and consented this
24th day of August, 1994

ACME METALS INCORPORATED

By: /s/ James W. Hoekwater
   --------------------------------
Title: Treasurer

Accepted and consented to by the Agent this 24th day of August, 1994

HARRIS TRUST AND SAVINGS BANK

By
  ---------------------------------
Title: Vice President

                                       -3-

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                                   SCHEDULE I

                          Type of                                Last day of
Principal Amount      Revolving Loan       Interest Rate       Interest Period
----------------      --------------       -------------       ---------------
    $0                      N/A                 N/A                  N/A